   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                  -----------

                                 CONVERSE INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  -----------

           DELAWARE                  3149                  43-1419731
 (STATE OR OTHER JURISDICTION (PRIMARY STANDARD         (I.R.S. EMPLOYER
              OF                  INDUSTRIAL          IDENTIFICATION NO.)
       INCORPORATION OR      CLASSIFICATION CODE
        ORGANIZATION)              NUMBER)

                               ONE FORDHAM ROAD
                            NORTH READING, MA 01864
                                (508) 664-1100
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  -----------

                                 JACK A. GREEN
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                 CONVERSE INC.
                               ONE FORDHAM ROAD
                            NORTH READING, MA 01864
                                (508) 664-1100
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                       AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO

            PETER S. SARTORIUS                       BETH R. NECKMAN
        MORGAN, LEWIS & BOCKIUS LLP                  LATHAM & WATKINS
           2000 ONE LOGAN SQUARE                     885 THIRD AVENUE
          PHILADELPHIA, PA 19103                    NEW YORK, NY 10022
              (215) 963-5466                          (212) 906-1200

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-23791
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                       CALCULATION OF REGISTRATION FEE
                       -------------------------------

Title of Each Class                              Proposed Maximum      Proposed Maximum
of Securities to               Amount to be       Offering Price          Aggregate              Amount of
be Registered                  Registered(1)          Per Unit          Offering Price        Registration Fee
-------------------            -------------     ----------------      ----------------       ----------------
7% Convertible Subordinated
Notes due 2004............       11,000,000            100%               11,000,000                3,333

Common Stock, no par value
  per share...............          (1)                 ---                      ---                 ---

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(1)  Such indeterminate number of shares of Common Stock of Converse Inc. as may be issuable upon conversion of the Notes being registered hereunder.
     Such shares of Common Stock will, if issued, be issued for no additional consideration, and therefore no registration fee is required.
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

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     The contents of the Registration Statement on Form S-3 filed by Converse Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-23791) pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

EXHIBITS.

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-23791 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-23791. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

Exhibit
Number         Description
------         -----------

5*        Opinion of Morgan, Lewis & Bockius LLP.

23.1*     Consent of Price Waterhouse LLP.

23.2*     Consent of  KPMG Peat Marwick LLP.

23.3* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5 hereto).

24*       Power of Attorney.

___________________

*    Filed herewith.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN NORTH READING, MASSACHUSETTS ON MAY 15, 1997.

                                          Converse Inc.

                                                     /s/ Glenn N. Rupp
                                          By: _________________________________
                                              CHAIRMAN OF THE BOARD AND CHIEF
                                                     EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              SIGNATURE                        TITLE                 DATE

          /s/ Glenn N. Rupp            Chairman of the
-------------------------------------   Board and Chief          May 15, 1997
            GLENN N. RUPP               Executive Officer
                                        (Principal
                                        Executive Officer)

        /s/ Donald J. Camacho          Senior Vice
-------------------------------------   President and Chief      May 15, 1997
          DONALD J. CAMACHO             Financial Officer
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                  *                    Director
-------------------------------------                            May 15, 1997
           DONALD J. BARR

                  *                    Director
-------------------------------------                            May 15, 1997
            LEON D. BLACK

                                       Director
-------------------------------------                            May 15, 1997
          JULIUS W. ERVING

                  *                    Director
-------------------------------------                            May 15, 1997
           ROBERT H. FALK

              SIGNATURE                         TITLE                DATE

                  *                     Director
-------------------------------------                            May 15, 1997
            GILBERT FORD

                                        Director
-------------------------------------                            May 15, 1997
          MICHAEL S. GROSS

                  *                     Director
-------------------------------------                            May 15, 1997
           JOHN J. HANNAN

                  *                     Director
-------------------------------------                            May 15, 1997
          JOSHUA J. HARRIS

                  *                     Director
-------------------------------------                            May 15, 1997
           JOHN H. KISSICK

                  *                     Director
-------------------------------------                            May 15, 1997
          RICHARD B. LOYND

                  *                     Director
-------------------------------------                            May 15, 1997
          MICHAEL D. WEINER

        /s/ Donald J. Camacho
*By _________________________________
 DONALD J. CAMACHO,ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


Exhibit
Sequential
Number         Description
----------     -----------

5*             Opinion of Morgan, Lewis & Bockius LLP.

23.1*          Consent of Price Waterhouse LLP.

23.2*          Consent of  KPMG Peat Marwick LLP.

23.3* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5 hereto).

24             Power of Attorney.

___________________

*    Filed herewith.